SUPPLEMENT DATED AUGUST 26, 2005

AXA PREMIER VIP TRUST

This Supplement updates the Prospectus and Statement of Additional Information (“SAI”) of AXA Premier VIP Trust (“Trust”), dated May 1, 2005. You may obtain a copy of the Prospectus or SAI, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the Prospectus and SAI and retain it for future reference.

Information Regarding AXA Premier VIP Small/Mid Cap Growth Portfolio

and AXA Premier VIP Small/Mid Cap Value Portfolio

Effective on or about October 31, 2005, it is anticipated that the investment strategy of each of the AXA Premier VIP Small/Mid Cap Growth Portfolio and AXA Premier VIP Small/Mid Cap Value Portfolio will be changed to an investment strategy that seeks to invest primarily in mid-capitalization companies. Although a universal definition of medium market capitalization does not exist, the Advisers for the Portfolio generally define medium market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell Midcap Index. The names of AXA Premier VIP Small/Mid Cap Growth Portfolio and AXA Premier VIP Small/Mid Cap Value Portfolio will change, as a result of the investment strategy, to “AXA Premier VIP Mid Cap Growth Portfolio” and “AXA Premier VIP Mid Cap Value Portfolio,” respectively, effective on or about October 17, 2005.